SUPPLEMENT DATED JANUARY 5, 1998
                              TO THE PROSPECTUS OF
                             Franklin Tax-Free Trust
      (TF3 - Arizona, Colorado, Connecticut, High Yield, Indiana, Michigan,
      New Jersey, Oregon, Pennsylvania, and Puerto Rico Tax-Free Income Funds)
                               dated July 1, 1997

The prospectus is amended to replace the first paragraph under "How Do I Sell Shares? - Contingent Deferred Sales Charge" with the following:

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. A Contingent Deferred Sales Charge will not apply, however, to Class I purchases over $250 million in the High Yield Fund. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.